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                                                                 EXHIBIT 10.46.1



                  (COLUMBIANA COUNTY PORT AUTHORITY LETTERHEAD)


February 26, 2003


Martin R.  MacDonald, Sr. Vice President
Probex Corporation
15510 Wright Bros.  Dr.
Addison, TX  75001

Dear Martin:

         The Columbiana County Port Authority will authorize an extension of the lease purchase agreement until May 31, 2003 with payments due deferred until the option is exercised. However, the option renewal payment will not be credited toward the acquisition. All accumulated payments will be due upon execution of the option agreement.

         If you are in agreement with the above terms and conditions, please sign below and return to our office.


                                                    Yours truly,


                                                    Tracy V.  Drake
                                                    Executive Director



-------------------------------------------------
Martin MacDonald                            Date
Sr. Vice President


TVD/sls